United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 20, 2021

Date of Report (Date of earliest event reported)

HHG Capital Corporation

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands	001-40820	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Commonwealth Lane #03-20, Singapore	149544
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +65 6659 1335

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units	HHGCU	NASDAQ Capital Market
Ordinary Shares	HHGC	NASDAQ Capital Market
Warrants	HHGCW	NASDAQ Capital Market
Rights	HHGCR	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 20, 2021, the registration statement (File No. 333-252885) (the “Registration Statement”) relating to the initial public offering (“IPO”) of HHG Capital Corporation (the “Company”) was declared effective by the Securities and Exchange Commission. In connection therewith, the Company entered into the following agreements previously filed as exhibits to the Registration Statement:

●	An Underwriting Agreement, dated September 20, 2021, by and between the Company, EF Hutton, division of Benchmark Investments, LLC (“EF Hutton”), as representative of the underwriters named therein;

●	A Warrant Agreement, dated September 20, 2021, by and between the Company and American Stock Transfer & Trust Company, LLC;

●	A Rights Agreement, dated September 20, 2021, by and between the Company and American Stock Transfer & Trust Company, LLC;

●	Letter Agreement, dated September 20, 2021, by and between the Company and each of the officers and directors of the Company;

●	Letter Agreement, dated September 20, 2021, by and between the Company and the Sponsor;

●	An Investment Management Trust Agreement, dated September 20, 2021, by and between the Company and American Stock Transfer & Trust Company, LLC;

●	A Stock Escrow Agreement, dated September 20, 2021, by and among the Company, American Stock Transfer & Trust Company, LLC and each of the initial shareholders of the Company;

●	A Registration Rights Agreement, dated September 20, 2021, by and among the Company and the initial shareholders of the Company;

●	A Subscription Agreement, dated September 20, 2021, by and between the Company and the Sponsor; and

●	An Administrative Service Agreement, dated September 20, 2021, by and between the Company and Ms. Leung Po Yi.

●	Indemnification Agreements, dated September 20, 2021, by and between the Company and each of the officers and directors of the Company.

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On September 23, 2021, the Company consummated the IPO of 5,000,000 units (the “Units”). Each Unit consists of one ordinary share (“Ordinary Share”), one redeemable warrant (“Warrant”) and one right (“Right”). Each redeemable warrant entitles the holder thereof to purchase three-fourths (3/4) of one Ordinary Share at a price of $11.50 per full share, and each ten Rights entitle the holder thereof to receive one Ordinary Share at the closing of a business combination. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $50,000,000. The Company granted the underwriters a 45-day option to purchase up to 750,000 additional Units to cover over-allotments, if any.

On September 21, 2021, the underwriters exercised the option in full, and the closing of the issuance and sale of the additional Units occurred simultaneously with the closing of the IPO on September 23, 2021. The total aggregate issuance by the Company of 750,000 Units at a price of $10.00 per Unit resulted in gross proceeds of $7,500,000.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO on September 23, 2021, the Company consummated the private placement (“Private Placement”) with Mr. Kok Wai Hooy, its Sponsor, of 255,000 units (the “Private Units”) at a price of $10.00 per Private Unit, generating total gross proceeds of $2,550,000.

The Private Units are identical to the Units sold in the IPO. The Sponsor agreed not to transfer, assign or sell any of the Private Units or underlying securities (except in limited circumstances, as described in the Registration Statement) until the completion of the Company’s initial business combination. The Sponsor was also granted certain demand and piggyback registration rights in connection with the purchase of the Private Units.

The Private Units were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transaction did not involve a public offering. No underwriting discounts or commissions were paid with respect to the Private Placement.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On September 20, 2021, in connection with the IPO, the Company amended and restated its amended and restated memorandum and articles of association. On the same date, in connection with the IPO, the Company filed its Second Amended and Restated Memorandum and Articles of Association with the Registrar of Corporate Affairs in the British Virgin Islands. A copy of the Company’s Second Amended and Restated Memorandum and Articles of Association is attached as Exhibits 3.1 hereto and is incorporated by reference herein.

Item 8.01 Other Events

As of September 23, 2021, a total of $58,075,000 of the net proceeds from the IPO and the Private Placement were deposited in a trust account established for the benefit of the Company’s public stockholders at JPMorgan Chase Bank, N.A., with American Stock Transfer & Trust Company, LLC, acting as trustee. An audited balance sheet as of September 23, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement will be filed within 4 business days of the consummation of the IPO.

On September 20, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On September 23, 2021, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated September 20, 2021, by and between the Company and EF Hutton, division of Benchmark Investments, LLC.

3.1	Second Amended and Restated Memorandum and Articles of Association

4.1	Warrant Agreement, dated September 20, 2021, by and between American Stock Transfer & Trust Company, LLC and the Company

4.2	Rights Agreement, dated September 20, 2021, by and between American Stock Transfer & Trust Company, LLC and the Company

10.1	Letter Agreement, dated September 20, 2021, by and between the Company and each of the officers and directors of the Company

10.2	Letter Agreement, dated September 20, 2021, by and between the Company and the Sponsor

10.3	Investment Management Trust Agreement, dated September 20, 2021, by and between American Stock Transfer & Trust Company, LLC and the Company

10.4	Stock Escrow Agreement, dated September 20, 2021, among the Company, American Stock Transfer & Trust Company, LLC and the initial shareholders

10.5	Registration Rights Agreement, dated September 20, 2021, among the Company, American Stock Transfer & Trust Company, LLC and the initial shareholders.

10.6	Subscription Agreement, dated September 20, 2021, by and between the Company and the Sponsor.

10.7	Administrative Service Agreement, dated September 20, 2021, by and between the Company and Ms. Leung Po Yi.

10.8	Form of Indemnification Agreement, dated September 20, 2021, by and between the Company and each of the officers and directors of the Company

99.1	Press Release, dated September 20, 2021

99.2	Press Release, dated September 23, 2021

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 23, 2021

HHG CAPITAL CORPORATION

By:	/s/ Chee Shiong (Keith) Kok
Name:	Chee Shiong (Keith) Kok
Title:	Chief Executive Officer

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